EXHIBIT 99.1

Mid-America Apartment Communities

Safe Harbor Statement

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. The statements in this presentation are made based upon information currently known to management and the Company disclaims any duty to update forward looking statements, including its guidance for 2004.

Ten Years of Success As A Public REIT (NYSE: MAA)

*        Experienced - IPO Jan, 1994
*        Focused operator - Apartment only REIT
*        Total capitalization of $1.9 bill
*        Publicly traded securities of $950 million
*        Efficient Operation - 129 properties, 36,712 homes
*        Regional Focus - Southeast and South Central US

Unique Strategy Delivers Exceptional Results

*        High quality assets - young, well maintained
*        Focus on broadest renter market
*        Diversified markets offer proven mix of growth and stability
*        Focus on stable and strong job growth region
*        "Hands-on" experienced operator
*        Disciplined business strategy

High Quality Assets

*        Among the newer REIT portfolios (~ 14 years)
* $240 MM of acquisitions since July 2002; half in Crow Holdings JV, average age of properties acquired is 4 years
*        Continuous improvement with steady capital infusion ($600/unit)
* Sold $110mm of properties over the last 4 years; average age of 20 years at very attractive prices
*        Increased credit and resident profile standards during 2003

Focus On The Largest Segment Of The Rental Market; More Stable & Lower Risks

* MAA's middle market focus caters to the largest segment of the rental market in the SE
* Contrast - Very upper end priced product caters to a narrow, high turnover and more volatile market segment - more exposed to new development and home buying
* Contrast - Low end priced product generates low internal growth along with numerous investment and operating risks

Diversified Markets Generating Good Mix Of Growth and Stability
41 Different Markets Regionally Focused and Efficiently Managed

[Pie chart depicts the following data]

Large Tier 22%
Dallas
Atlanta
Houston
Tampa

Middle Tier 42%
Austin
Memphis
Nashville
Jacksonville
Orlando
Greenville
Louisville

Small Tier 36%
Charleston
Savannah
Chattanooga
Gainesville
Tallahassee
Augusta
Little Rock
Lexington
Huntsville
Jackson, MS
Jackson, TN

Stable Growth Region
Strong demand in Southeast will continue to outpace new supply

Average annual forecasted employment growth from 3Q03 to 3Q06:
Midwest 0.58%
Northeast 0.77%
Nat'l Major Markets 1.20%
Major Southern Mkts. 1.49%

Average annual forecasted new supply growth 2005-2007:
Major Southern Mkts. 1.22%

36,712 units in 129 properties, across 12 states

Experienced "Hands-On" Operator
Superior property & operations management

* Structured property walk program; keeping "in touch" with properties, employees and monitoring performance
*    Consistent  capital spending;  protecting real estate quality and long-term value
*    Significant   focus  on  productivity  and  process   improvement;   a  key
     differentiating factor in highly competitive industry
     *    Maintenance productivity programs
     *    Utility expense management
     *    Web based employee training
     *    New web based property and revenue management system
*    Significant focus on inventory management operations

Strong Property Management Operation
New '04 inventory management program initiative will generate improved internal growth potential

Reduce lost revenue due to inventory churn

[Circle depicting the following]

Limit turnover to 60%
Limit monthly turn exposure to no more than 10%; 8% in winter months Limit MTM leases to less than 5%

-----------------------
Delivery of vacant unit
-----------------------

Strict adherence to credit and background checks
Benchmarks - 5 day turn, all market ready by Friday
New property management system for 2004

---------------------
"Market ready" status
---------------------

New regional marketing function added for 2004
New internet based marketing & leasing program for 2004

-----------
Leased unit
-----------

Limit preleasing to 5 business days

-------------
Occupied unit
-------------

[Circle loops back to beginning]

Opportunity: one day improvement in cycle = 2 cents share annually

Strategy
Improve dividend coverage, position for growth

*    Protect and improve existing dividend coverage
     -    Remains highest priority and commitment
* Protect value - position for improving market conditions and recapture of "normal" economics
     -    Will not compromise resident qualification standards
     -    Will not compromise capital spending and maintenance
*    Grow earnings from core portfolio
     -    Recovering   markets  plus  improved   operating   capabilities  offer
          significant upside
*    Grow earnings productivity from new development
     -    Will  continue  to   opportunistically   buy  new   construction;   no
          development on MAA balance sheet
*    Grow earnings through disciplined acquisitions
     -    Retain diversified market approach with regional focus

Disciplined Approach to Capital Deployment, Operations and Governance

*        Consistent strategic and investment focus
*        Extensive experience with regional focus
*        Balance sheet matches strategy
*        Continuously improving portfolio
*        Extensive focus on cost control and productivity
*        Strong corporate governance
*        Major insider investment commitment

Balance Sheet Matches Strategy
Conservative Capital Structure

*    Balance sheet flexibility with growth capacity
*    Preferred refinancing in August '03 saves 4cents/share/yr
* '04 refinancing opportunities of $200MM with potential annual savings of $4MM+/year
*    Fixed charge coverage at a five year high
*    Average interest rate = 5.4%, down 100bps in 2 years
*    82% of debt is fixed, swapped, capped or forward-swapped
*    Average maturity over 10 years
* An average of 10% of debt matures annually over the next 7 years - refinancing risk well managed

Strong Corporate Governance
Extensive public company governance, multifamily real estate and capital markets experience

*    Non-Management Directors
     -    George Cates
          *    Founder,   former  Chairman/CEO  of  MAA.  30  years  multifamily
               experience. Director, First Tennessee National Corp.
     -    Robert Fogelman
          *    President,   Fogelman   Investments.   30  years  of  multifamily
               development and property management.
     -    Ralph Horn
          *    Former   Chairman/CEO   First   Tennessee.   Director  -  Gaylord
               Entertainment, Harrah's Entertainment.
     -    Mike Starnes
          *    CEO  and   President   MS   Carriers,   Inc.   Director  -  Swift
               Transportation Co., Union Planters Corp.
     -    John Flournoy
          * Chairman and CEO, Flournoy Development Company, Director - Synovas Financial.
     -    John Grinalds
          * President, Citadel University. Retired, Major General U.S. Marine Corps.
     -    Alan Graf
          * Executive Vice President and CFO, FedEx Corporation, Director - Nike Inc., Kimball International.
*    Management Directors
     -    Eric Bolton
          * Chairman and CEO, 10 years with MAA, 20 years real estate experience.
     -    Simon Wadsworth
          *    Executive Vice President and CFO, 10 years with MAA.

Insiders own 10.3% of MAA

Strategy Proven Successful
MAA outperforming the apartment REIT sector

Total Shareholder Return As Of 12/31/2003

MAA shareholders have received a 10-year compounded annual return of 15.3%

[Bar chart depicts the following data]

                      2003    3-Year  5-Year  Since IPO
                      ----    ------  ------  ---------
MS Apartment Index    26.9     10.1    14.7
Peer Group            30.5     12.4    14.4     13.2
MAA                   49.7     26.1    19.5     15.3

Strategy Proven Successful
Outperforming the apartment REIT sector -
Stability, Consistency, Predictability

                                         2003                               2004
                           --------------------------------    -----------------------------
                                 MAA            Sector              MAA          Sector
                           ---------------  ---------------    -------------  --------------
AFFO growth                      8.3%          -15.0% (1)          3.0%           2.0% (1)
NOI growth (s-s)                -4.0%           -6.1% (2)          2.4%          -0.6% (2)
                           --------------------------------    -----------------------------

(1)Source: Morgan Stanley monthly research report dated 1/23/04.
(2)Source: Green Street Advisors quarterly research report dated 12/5/03.

MAA has met or exceeded its quarterly FFO forecasts for 9 consecutive quarters

Strategy for Internal Growth
In Place and Working

*    Recovering markets will add 30 cents+/share in additional revenue
* Properties have been well maintained, resident profile standards have been protected or upgraded and thus well positioned for recovering economy and markets
* New property and revenue management system will further enhance asset management and pricing practices in a recovering market
* New development properties, combined with new lease up acquisitions, will provide additional boost to earnings

New Development
Will help to boost earnings as markets recover

Lincoln on the Green, Memphis
Paddock Club, Panama City, FL
Paddock Club, Murfreesboro, TN
Kenwood Club, Houston, TX
Reserve at Dexter, Memphis, TN
Grand Reserve, Lexington, KY

Strategy For External Growth
In Place And Working

*    Proven ability to acquire assets:
     -    Know markets, owners, brokers
     -    Accretive basis
     -    Improves portfolio earnings potential
     -    Improved returns through joint venture with private capital
*    Disciplined capital allocation:
     -    Finance accretively to current earnings
     -    Have sold assets, repurchased stock
     -    Very disciplined underwriting processes
     -    Investor-oriented approach

Acquisitions Increasing Earnings and Value

Creating shareholder value through disciplined acquisition process, intensive operations,portfolio efficiencies and market diversification

Legacy Pines, Houston
Lighthouse Court, Jacksonville
Los Rios Park, Dallas
Monthaven Place, Nashville
Timberglen, Dallas

Pricing Upside Potential
FFO Multiple vs. Peers Reflects Opportunity

2004 Projected FFO (Morgan Stanley)                            $  2.90
Current Market Multiple                                           11.7
Current Share Price                                             $34.00

Normalized concession environment                              $  0.10
Normalized occupancy environment                               $  0.20
Interest Rate savings                                          $  0.17
Higher interest rate environment (300 bps increase)           ($  0.24)
Normalized FFO Performance                                     $  3.13
Current Market Multiple                                           11.7
Market Pricing Opportunity of Normalized Earnings               $36.62

Sector Average Multiple                                           13.5
Market Pricing Opportunity at Sector Multiple                   $42.25

Market Pricing Upside Opportunity of 24%

Pricing Upside Potential
Dividend Yield vs. Peers Reflects Opportunity

Current MAA annual dividend                                   $  2.34
 Current pricing of MAA common                                 $34.00
 Current common yield                                            6.88%

 Multifamily sector average yield                                6.45%
 MAA priced at sector's average dividend yield                 $36.28


Pending AFFO coverage of dividend "event" offers additional multiple expansion opportunity

Pricing Upside Potential
Intrinsic Value of Company Reflects Opportunity

Current value of $41.50/share under the following assumptions -

* 10 year dividend of $2.34/share, growth (conservatively estimated at 1.3% to 2%) after year 5
* FFO grows as dividend coverage increases, ending at 6% in last three years (conservatively estimated at 2% to 6% growth)
*    Terminal value based on current sector multiple of 13.5 of FFO
*    Discount rate of 10.0% applied to 10 year cash flows

Investment Summary

*      Superior total returns through all phases of cycle
*      Proven out-performance in sector; stable platform
*      High-quality, well-maintained properties
*      Experienced hands-on operator
*      Strong corporate governance
*      Earnings growth plans in place and underway
*      Markets recovering; long-term positive trends
*      Upside pricing opportunity to sector
*      Attractively priced to intrinsic value

Mid-America Apartment Communities